Common Stock and Additional Paid-in Capital	12 Months Ended
Dec. 31, 2011
Common Stock, Preferred Stock and Additional Paid-in Capital
Common Stock, Preferred Stock and Additional Paid-in Capital

12. Common Stock and Additional Paid-in Capital:

General

Prior to December 8, 2010, the Company's authorized capital stock consisted of 500 common shares, par value $20.00 per share. During December 2010, the Company adopted, amended and restated articles of incorporation pursuant to which its authorized capital stock consisted of 250,000,000 common shares, par value $0.01 per share; and (ii) declared and paid a stock dividend of 103,125,000 shares of its common stock to its sole shareholder, DryShips. On December 21, 2010 the Company completed through a private placement the sale of an aggregated of 28,571,428 common shares at $17.50 per share. The proceeds from the private placement net of directly attributable costs of $11,699 were $488,301. The stock dividend has been accounted for as a stock split. As a result, the Company reclassified approximately $1,021 from APIC to common stock, which represents the par value per share of the shares issued. All previously reported share and per share amounts have been restated to reflect the stock dividend.

On April 15, 2011, the Company's Special Meeting of Shareholders approved an increase in the Company's authorized share capital to 1,000,000,000 common shares, and 500,000,000 preferred shares.

On December 6, 2011, the Company announced that its board of directors had approved a repurchase program for up to a total of $500,000 million of the Company's common shares and 9.5% senior unsecured notes due 2016 (Note 9). Company's common shares and unsecured notes may be purchased under the program from time to time through December 31, 2013. As of December 31, 2011 the Company had not purchased any common shares or unsecured notes under the program described above.